DEAN WITTER JAPAN FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                        10048
LETTER TO THE SHAREHOLDERS MAY 31, 1997

DEAR SHAREHOLDER:

The fiscal year ended May 31, 1997, was characterized by considerable volatility in Japan's equity and currency markets. The value of the yen ranged from 105 to 127 to the dollar, while the Nikkei Index traded between 17,000 to just above 22,000. Such a volatile environment contributed to the already depressed Japanese domestic sentiment.

News that corporate results had been good for the year ended in March failed to overcome more negative news contained in the quarterly "Tankan" survey of business sentiment released by the Bank of Japan in June. Many investors adopted a "wait and see" attitude, which had the effect of reducing the market's volatility until November. This period of unusual stability saw the market trading around 21,000. This environment came to an abrupt end in December 1996 and January 1997, however, when the market fell by almost 20 percent. Concern over a slowing economy, the impact of impending fiscal tightening, continued problems in the financial sector and a poor supply/demand environment were all cited as reasons for the sudden sell-off.

In February 1997 the market rebounded and regained approximately half its losses. However, this rally proved to be short-lived and the market retreated once again in the face of further "Sokaiya" (gangster related) revelations at Nomura, the declared insolvency of Nissan Life and rumors of yet more troubles in the financial system.

On April 1, with the arrival of Japan's new fiscal year and corresponding additional pension fund money, the market began to move higher. Foreigners, encouraged by this domestic buying, escalated the movement and drove the market to a new high for the year above 20,000. In May, the punitive currency environment for U.S. dollar-based investors reversed dramatically, with the yen strengthening to 112 to the dollar before settling to around 116 at month-end.

DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1997, CONTINUED

PERFORMANCE AND PORTFOLIO
During the fiscal year ended May 31, 1997, the Fund produced a total return of -8.53 percent compared to -15.27 percent for the Morgan Stanley Capital International (MSCI) Japan Index and -8.66 percent for the Lipper Japanese Funds Average. The accompanying chart compares the performance of the Fund to that of the MSCI Japan Index and the Lipper Japanese Funds Average.
We did not make significant portfolio allocation changes during the year. We continued to underweight banks and favor international blue-chip companies. The Fund currently maintains cash reserves of approximately 5 percent to take advantage of any buying opportunities that may present themselves in this volatile environment.
LOOKING AHEAD
                                                    [GRAPHIC]
The dramatic market rise in the last
two months of the period under review
may encourage some short-term profit
taking. However, the outlook for 1997
remains positive. Throughout the
period, evidence continued to emerge
that the economy was still growing,
that corporate profits were on their
way to posting double-digit gains and
that both the currency and interest
rates were supporting the renewed
growth. In addition, the forecasters
who had previously been the most
pessimistic are now revising their
predictions upwards and profit
estimates to March 1998 show a fourth
consecutive year of growth.
Confirmation of economic improvement,
possibly from the Tankan survey that is
due to be released on June 25, should
help domestic confidence and allow the
market to test the highs seen in June
1996.
                                                    [GRAPHIC]
While it is still too early to
determine the full impact of Japan's
fiscal tightening, rate increases are
an expected part of an accelerating
economy and

EDGAR REPRESENTATION OF DATA POINTS USED
IN PRINTED GRAPHIC

Growth of $10,000
($ in Thousands)                                            26-Apr-91   31-May-96   31-May-97
Fund                                                             10000        9610     8438(3)
MSCI Japan                                                       10000        9481        8033
Lipper Avg.                                                      10000        9653        8817
Average Annual Total Returns
                                                               Life of
1 Year                                                            Fund
-8.53(1)                                                     -11.11(1)
-13.11(2)                                                    -14.36(2)
Past performance is not predictive of future returns.
(1) Figure shown does not reflect the deduction of any
sales charges.
(2) Figure shown assumes the deduction of the maximum
applicable contingent deferred sales charge (CDSC) (one
year-
5%, since inception 4%). See the Fund's current
prospectus
for complete details on fees and sales charges.
(3) Closing value after the deduction of a 4% CDSC, as-
suming a
complete redemption on May 31, 1997.
(4) The Morgan Stanley Capital International Japan Index
is a
capitalization weighted index that measures performance,
in
US dollars of companies listed on the Japanese Stock
Exchange. The index does not include any expenses, fees
or
charges or reinvestment of dividends. The index is un-
managed
and should not be considered an investment.
(5) The Lipper Japanese Funds Average tracks the
performance
of all funds that concentrate their investments in equity
securities
of Japanese companies.

DEAN WITTER JAPAN FUND
LETTER TO THE SHAREHOLDERS MAY 31, 1997, CONTINUED

they are unlikely to choke off growth. They may, in fact, limit the flow of capital out of Japan and into other world markets that offer higher bond yields.

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion is scheduled to take place on July 28, 1997. A revised prospectus, which includes complete details regarding this change, will be mailed to shareholders in the coming weeks.

We appreciate your support over this difficult period and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER JAPAN FUND
RESULTS OF SPECIAL MEETING (UNAUDITED)

On May 21, 1997, a special meeting of the Fund's shareholders was held for the purpose of voting on five separate matters, the results of which are as follows:

1) Approval of a new Investment Management Agreement between the Fund and Dean Witter InterCapital Inc. in connection with the merger of Morgan Stanley Group Inc. with Dean Witter Discover & Co.:

VOTE                                                NO. OF SHARES
--------------------------------------------------  -------------
For...............................................     12,554,397
Against...........................................        421,968
Abstain...........................................      1,014,909

2) Approval of a new Sub-Advisory Agreement between Dean Witter InterCapital Inc. and Morgan Grenfell Investment Services Limited, in connection with the merger of Morgan Stanley Group Inc. with Dean Witter, Discover & Co.:

                                                       NO. OF
VOTE                                                   SHARES
--------------------------------------------------  ------------
For...............................................    12,493,863
Against...........................................       468,290
Abstain...........................................     1,019,121

3) Election of Trustees:

                                                                                                                 FOR
                                                                                                         -------------------
Michael Bozic..........................................................................................           13,024,424
Charles A. Fiumefreddo.................................................................................           13,025,153
Edwin J. Garn..........................................................................................           13,032,072
John R. Haire..........................................................................................           13,006,840
Wayne E. Hedien........................................................................................           13,022,968
Dr. Manuel H. Johnson..................................................................................           13,029,763
Michael E. Nugent......................................................................................           13,035,164
Philip J. Purcell......................................................................................           13,048,557
John L. Schroeder......................................................................................           13,024,647

                                                                                                            WITHHELD

                                                                                                         --------------

Michael Bozic..........................................................................................         956,850

Charles A. Fiumefreddo.................................................................................         956,121

Edwin J. Garn..........................................................................................         949,202

John R. Haire..........................................................................................         974,434

Wayne E. Hedien........................................................................................         958,306

Dr. Manuel H. Johnson..................................................................................         951,511

Michael E. Nugent......................................................................................         946,110

Philip J. Purcell......................................................................................         932,717

John L. Schroeder......................................................................................         956,627


DEAN WITTER JAPAN FUND
RESULTS OF SPECIAL MEETING (UNAUDITED), CONTINUED

4) Approval of a new investment policy with respect to investments in certain other investment companies:

VOTE                                                NO. OF SHARES
--------------------------------------------------  -------------
For...............................................     12,193,663
Against...........................................        614,258
Abstain...........................................      1,173,353

5) Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants:

VOTE                                                NO. OF SHARES
--------------------------------------------------  -------------
For...............................................     12,828,025
Against...........................................        304,426
Abstain...........................................        848,823

DEAN WITTER JAPAN FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997

 NUMBER OF
  SHARES                                               VALUE
-----------------------------------------------------------------
             COMMON STOCKS (94.7%)
             AUTOMOBILES (7.2%)
   298,000   Bridgestone Corp...................  $     6,744,750
   505,000   Mitsubishi Motors Corp.............        3,746,213
   260,000   Nissan Motor Co. Ltd...............        1,727,367
   401,000   Suzuki Motor Co. Ltd...............        5,038,382
                                                  ---------------
                                                       17,256,712
                                                  ---------------
             BANKING (4.5%)
   107,000   Asahi Bank, Ltd....................          700,749
   354,000   Bank of Tokyo-Mitsubishi Ltd.......        6,153,873
   155,000   Mitsubishi Trust & Banking.........        2,227,625
   180,000   Sumitomo Trust & Banking...........        1,595,525
                                                  ---------------
                                                       10,677,772
                                                  ---------------
             BUILDING & CONSTRUCTION (0.9%)
   164,000   National House Industrial..........        2,258,176
                                                  ---------------
             BUSINESS & PUBLIC SERVICES (3.8%)
    33,000   Asatsu Inc.........................        1,082,014
   164,000   Mitsubishi Logistic................        2,356,971
    80,000   Secom Co...........................        5,769,363
                                                  ---------------
                                                        9,208,348
                                                  ---------------
             BUSINESS EQUIPMENT (1.4%)
   257,000   Ricoh Company, Ltd.................        3,383,907
                                                  ---------------
             CHEMICALS (5.6%)
   810,000   Asahi Chemical Industrial Co.
               Ltd..............................        4,517,040
   322,000   Nippon Zeon Co. Ltd................        1,540,723
   297,000   Shin-Etsu Chemical Co..............        7,463,339
                                                  ---------------
                                                       13,521,102
                                                  ---------------
             ELECTRICAL EQUIPMENT (15.4%)
   368,000   Canon, Inc.........................        9,342,513
   656,000   Hitachi, Ltd.......................        7,000,344
   378,000   Matsushita Electric Industrial Co.,
               Ltd..............................        7,124,096
   181,000   Matsushita Electric Works..........        2,009,380
   220,000   Omron Corp.........................        4,449,225
    82,100   Sony Corp..........................        6,931,162
                                                  ---------------
                                                       36,856,720
                                                  ---------------
             ELECTRONICS (14.3%)
   539,000   Furukawa Electric Co...............        3,200,602
    43,000   Kyocera Corp.......................        3,104,733
    41,500   Mabuchi Motor Co...................        2,364,286
   248,000   Minebea Co., Ltd...................        2,433,046
    93,000   Murata Manufacturing Co., Ltd......        3,761,618
   356,000   NGK Insulators, Ltd................        3,492,599

 NUMBER OF
  SHARES                                               VALUE
-----------------------------------------------------------------
   106,000   Olympus Optical Co. Ltd............  $       904,010
    87,000   Rohm Co., Ltd......................        9,059,380
   380,000   Sumitomo Electric Industries.......        5,984,509
                                                  ---------------
                                                       34,304,783
                                                  ---------------
             ENGINEERING & CONSTRUCTION (2.2%)
   366,000   Kajima Corp........................        2,050,482
   146,000   Kandenko Co., Ltd..................        1,155,938
   154,000   Kinden Corp........................        2,054,217
                                                  ---------------
                                                        5,260,637
                                                  ---------------
             FINANCIAL SERVICES (3.2%)
    33,000   Japan Associated Finance...........        2,572,978
   313,000   New Japan Securities Co., Ltd......          818,864
   365,000   Nomura Securities Co. Ltd..........        4,334,768
                                                  ---------------
                                                        7,726,610
                                                  ---------------
             INSURANCE (2.2%)
   245,000   Sumitomo Marine & Fire.............        1,855,422
   286,000   Tokio Marine & Fire Insurance
               Co...............................        3,371,945
                                                  ---------------
                                                        5,227,367
                                                  ---------------
             INTERNATIONAL TRADE (2.9%)
   593,000   Mitsubishi Corp....................        6,991,480
                                                  ---------------
             MACHINERY (5.7%)
   207,030   Asahi Diamond Industries Co.
               Ltd..............................        1,852,936
 1,641,000   Kawasaki Heavy Industries..........        7,117,590
   719,000   NSK Ltd............................        4,714,957
                                                  ---------------
                                                       13,685,483
                                                  ---------------
             METALS (1.4%)
   855,000   Mitsubishi Materials Corp..........        3,318,460
                                                  ---------------
             PHARMACEUTICALS (3.2%)
   193,000   Banyu Pharmaceutical Co. Ltd.......        3,504,561
   130,000   Sankyo Co. Ltd.....................        4,128,227
                                                  ---------------
                                                        7,632,788
                                                  ---------------
             REAL ESTATE (2.9%)
   262,000   Mitsubishi Estate Co. Ltd..........        3,585,026
   273,000   Mitsui Fudosan Co..................        3,453,614
                                                  ---------------
                                                        7,038,640
                                                  ---------------
             RECREATION (1.7%)
    28,000   H.I.S. Company Ltd.................        1,421,687
    56,900   Sony Music Entertainment Inc.......        2,693,201
                                                  ---------------
                                                        4,114,888
                                                  ---------------
             RETAIL (4.4%)
    64,570   FamilyMart.........................        2,956,217
    92,000   Ito-Yokado Co. Ltd.................        5,257,143

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER JAPAN FUND
PORTFOLIO OF INVESTMENTS MAY 31, 1997, CONTINUED

 NUMBER OF
  SHARES                                               VALUE
-----------------------------------------------------------------
    70,000   York-Benimaru......................  $     2,222,892
                                                  ---------------
                                                       10,436,252
                                                  ---------------
             RETAIL - DEPARTMENT STORES (0.5%)
    93,000   Isetan.............................        1,200,516
                                                  ---------------
             RETAIL - SPECIALTY (0.4%)
    95,000   Best Denki Co. Ltd.................          948,365
                                                  ---------------
             STEEL & IRON (2.9%)
   889,000   Kobe Steel Ltd.....................        1,713,735
 1,746,000   NKK Corp...........................        3,440,912
   178,000   Yamato Kogyo Co., Ltd..............        1,761,618
                                                  ---------------
                                                        6,916,265
                                                  ---------------
             TELECOMMUNICATIONS (5.0%)
       702   DDI Corp...........................        5,249,897
       700   Nippon Telegraph & Telephone
               Corp.............................        6,686,747
                                                  ---------------
                                                       11,936,644
                                                  ---------------
             TEXTILES (2.7%)
   432,000   Teijin Ltd.........................        1,825,405
   327,000   Tokyo Style........................        4,530,723
                                                  ---------------
                                                        6,356,128
                                                  ---------------
             TRANSPORTATION (0.3%)
   145,000   Tobu Railway Co. Ltd...............          651,377
                                                  ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $242,066,950).....      226,909,420
                                                  ---------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (4.7%)
             U.S. GOVERNMENT AGENCY
 $  11,300   Federal Home Loan Mortgage Corp.
               5.55% due 06/02/97 (Amortized
               Cost $11,298,258).................  $    11,298,258
                                                   ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $253,365,208) (b).....   99.4%        238,207,678

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES............................    0.6           1,511,273
                                         ------   ----------------

NET ASSETS.............................  100.0%   $    239,718,951
                                         ------   ----------------
                                         ------   ----------------

---------------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $17,719,480 and the aggregate gross unrealized depreciation is $32,877,010, resulting in net unrealized depreciation of $15,157,530.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $253,365,208)............................  $238,207,678
Cash........................................................        40,543
Receivable for:
    Shares of beneficial interest sold......................     1,359,987
    Dividends...............................................       554,991
    Foreign withholding taxes reclaimed.....................        63,379
Deferred organizational expenses............................       161,429
Prepaid expenses............................................        47,115
                                                              ------------

     TOTAL ASSETS...........................................   240,435,122
                                                              ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       202,851
    Plan of distribution fee................................       195,012
    Investment management fee...............................       195,012
Organizational expenses.....................................        10,624
Accrued expenses............................................       112,672
                                                              ------------

     TOTAL LIABILITIES......................................       716,171
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   272,811,447
Net unrealized depreciation.................................   (15,124,309)
Accumulated net realized loss...............................   (17,968,187)
                                                              ------------

     NET ASSETS.............................................  $239,718,951
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  27,271,151 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $8.79
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $233,365 foreign withholding tax).........  $  1,284,631
Interest (net of $291 foreign withholding tax)..............       306,454
                                                              ------------

     TOTAL INCOME...........................................     1,591,085
                                                              ------------

EXPENSES
Investment management fee...................................     2,415,212
Plan of distribution fee....................................     2,415,212
Transfer agent fees and expenses............................       520,023
Custodian fees..............................................       260,257
Professional fees...........................................        88,710
Shareholder reports and notices.............................        64,248
Registration fees...........................................        44,608
Organizational expenses.....................................        41,858
Trustees' fees and expenses.................................        15,237
Other.......................................................         7,309
                                                              ------------

     TOTAL EXPENSES.........................................     5,872,674
                                                              ------------

     NET INVESTMENT LOSS....................................    (4,281,589)
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss on:
    Investments.............................................   (17,175,448)
    Foreign exchange transactions...........................      (283,295)
                                                              ------------

     NET LOSS...............................................   (17,458,743)
                                                              ------------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................    (5,786,686)
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................       (22,247)
                                                              ------------

     NET DEPRECIATION.......................................    (5,808,933)
                                                              ------------

     NET LOSS...............................................   (23,267,676)
                                                              ------------

NET DECREASE................................................  $(27,549,265)
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER JAPAN FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR           APRIL 26, 1996*
                                                            ENDED                   THROUGH
                                                         MAY 31, 1997             MAY 31, 1996
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss...............................       $ (4,281,589)            $        (129,720)
Net realized loss.................................        (17,458,743)                     (805,476)
Net change in unrealized depreciation.............         (5,808,933)                   (9,315,376)
                                                    ----------------------   ----------------------

     NET DECREASE.................................        (27,549,265)                  (10,250,572)

Net increase (decrease) from transactions in
  shares of beneficial interest...................         (6,276,032)                  283,694,820
                                                    ----------------------   ----------------------

     NET INCREASE (DECREASE)......................        (33,825,297)                  273,444,248

NET ASSETS:
Beginning of period...............................        273,544,248                       100,000
                                                    ----------------------   ----------------------

     END OF PERIOD................................       $239,718,951             $     273,544,248
                                                    ----------------------   ----------------------
                                                    ----------------------   ----------------------

---------------------
* Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Japan Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to meet its investment objective by investing primarily in securities of issuers located in Japan. The Fund was organized as a Massachusetts business trust on January 22, 1996 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on April 26, 1996.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Morgan Grenfell Investment Services Limited (the "Sub-Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of

DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $207,000 and will be reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a Sub-Advisory Agreement between the Sub-Adviser and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser monthly compensation equal to 40% of its monthly compensation.

DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered by the Distributor, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $16,474,444 at May 31, 1997.

The Distributor has informed the Fund that for the year ended May 31, 1997, it received approximately $1,042,000 in contingent deferred sales charges from redemptions of the Fund's shares.

DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1997 aggregated $58,866,362 and $58,160,947, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At May 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $37,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                        FOR THE PERIOD
                                                                           FOR THE YEAR                APRIL 26, 1996*
                                                                              ENDED                        THROUGH
                                                                           MAY 31, 1997                  MAY 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   13,534,303   $  114,115,612    28,633,915   $285,529,384
Repurchased......................................................  (14,718,440)    (120,391,644)     (188,627)    (1,834,564)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................   (1,184,137)  $   (6,276,032)   28,445,288   $283,694,820
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------
 *   Commencement of operations.

6. FEDERAL INCOME TAX STATUS

At May 31, 1997, the Fund had a net capital loss carryover of approximately $871,000 which will be available through May 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $16,741,000 and $357,000, respectively during fiscal 1997.

As of May 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences primarily attributable to a net operating loss, foreign currency losses and tax adjustments on passive foreign investment companies sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $4,577,621, accumulated net realized loss was credited $296,032 and net investment loss was credited $4,281,589.

DEAN WITTER JAPAN FUND
NOTES TO FINANCIAL STATEMENTS MAY 31, 1997, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At May 31, 1997, there were no outstanding forward contracts.

8. SUBSEQUENT EVENT

On June 30, 1997, the Fund's Board of Trustees approved a proposal to adopt a multiple class share structure. Through this arrangement, the Fund will offer four classes of shares with various sales charges, ongoing fees and other features. This conversion is scheduled to take place on July 28, 1997.

DEAN WITTER JAPAN FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                         FOR THE PERIOD
                                       FOR THE YEAR     APRIL 26, 1996*
                                          ENDED             THROUGH
                                       MAY 31, 1997       MAY 31, 1996
------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $  9.61            $ 10.00
                                        --------           --------

Net investment loss................        (0.16)           --
Net realized and unrealized loss...        (0.66)             (0.39)
                                        --------           --------

Net asset value, end of period.....      $  8.79            $  9.61
                                        --------           --------
                                        --------           --------

TOTAL INVESTMENT RETURN+...........        (8.53)%            (3.90)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         2.43%              2.84%(2)

Net investment loss................        (1.77)%            (0.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $239,719           $273,544

Portfolio turnover rate............           25%           --

Average commission rate paid.......          $ 0.0227           $ 0.0424

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER JAPAN FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER JAPAN FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Japan Fund (the "Fund") at May 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 26, 1996 (commencement of operations) through May 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JULY 10, 1997